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                                                                    EXHIBIT 10.4

Confidential                                                      Execution Copy

                              CALL OPTION AGREEMENT

                                      AMONG

                               JASON NANCHUN JIANG

                                  JIMMY WEI YU

                  SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.

                   FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.

                                       AND

                 THE ADVERTISING COMPANIES LISTED IN APPENDIX I

                                 MARCH 28, 2005

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                              CALL OPTION AGREEMENT

This CALL OPTION AGREEMENT (this "AGREEMENT") is entered into in Shanghai of the People's Republic of China (the "PRC") as of March 28, 2005 by and among the following Parties:

(1)   JASON NANCHUN JIANG
      ADDRESS: Floor 28 Zhaofeng Shimao Tower, 369 Jiangsu Road, Shanghai IDENTITY CARD NUMBER: 310109730305521

(2)   JIMMY WEI YU
      ADDRESS: Floor 28 Zhaofeng Shimao Tower, 369 Jiangsu Road, Shanghai IDENTITY CARD NUMBER: 310106731015081

(3) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (hereinafter "FOCUS MEDIA ADVERTISEMENT")
      REGISTERED ADDRESS: F Room 1003, No. 1027, Changning Road, Changning District, Shanghai
      LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(4) FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.( "FOCUS MEDIA TECHNOLOGY") REGISTERED ADDRESS: E Room 1003, No. 1027, Changning Road, Changning District, Shanghai
      LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(5)   THE ADVERTISING COMPANIES LISTED IN APPENDIX I

      (Jason Nanchun Jiang and Jimmy Wei Yu hereinafter shall be individually referred to as a "PERSONAL SHAREHOLDER" and collectively, the "PERSONAL SHAREHOLDERS". The Personal Shareholders and Focus Media Advertisement hereinafter individually referred to as a "SHAREHOLDER" and collectively, the "SHAREHOLDERS". The Shareholders, Focus Media Technology and the advertising companies listed in Appendix I hereinafter shall be individually referred to as a "PARTY" and collectively referred to as the "PARTIES".)

WHEREAS

(1) Jimmy Wei Yu and Focus Media Advertisement are the enrolled shareholders of the company listed in Section I, Appendix I attached hereto, legally holding all the equity of the company listed in Appendix I as of the execution date of this Agreement.

(2) Focus Media Advertisement is the enrolled shareholder of the companies listed in Section II, Appendix I attached hereto, legally holding the majority equity of such

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      companies (please refer to Section II, Appendix I for specific shareholding percentage) as of the execution date of this Agreement.

(3) Jason Nanchun Jiang and Jimmy Wei Yu are the enrolled shareholders of Focus Media Advertisement, legally holding all the equity in Focus Media Advertisement, of which Jason Nanchun Jiang holding 85% interest and Jimmy Wei Yu holding 15%.

(4) The Shareholders intend to transfer to Focus Media Technology, and Focus Media Technology is willing to accept, all their respective equity interest in the Target Companies (as defined below), to the extent not violating PRC Law.

(5) In order to conduct the above equity transfer, the Shareholders agree to jointly grant Focus Media Technology an irrevocable call option for equity transfer (hereinafter the "CALL OPTION"), under which and to the extent permitted by PRC Law, the Shareholders shall on demand of Focus Media Technology transfer the Option Equity (as defined below) to Focus Media Technology and/or any other entity or individual designated by it in accordance with the provisions contained herein.

(6) Focus Media Advertisement intends to transfer to Focus Media Technology all of its assets and liabilities to the extent not violating PRC Law. In order to conduct the above asset transfer, Focus Media Advertisement agrees to grant Focus Media Technology an irrevocable call option for assets (hereinafter the "ASSET CALL OPTION"), under which and to the extent as permitted by PRC Law, Focus Media Advertisement shall on demand of Focus Media Technology transfer the assets and liabilities to Focus Media Technology and/or any other entity or individual designated by it in accordance with the provisions contained herein.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

                             ARTICLE 1 - DEFINITION

1.1 Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

"OPTION EQUITY" shall mean, in respect of each of the Shareholders, all of the equity interest held thereby in the Target Company Registered Capital (as defined below).

"TARGET COMPANY" shall mean, to Jason Nanchun Jiang, Focus Media Advertisement;

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to Jimmy Wei Yu, Focus Media Advertisement and/or any and all of the companies listed in Section I, Appendix I; and to Focus Media Advertisement, any and all of the companies listed in Appendix I.

"TARGET COMPANY REGISTERED CAPITAL" shall mean the registered capital of Focus Media Advertisement as of the execution date of this Agreement, i.e., RMB50,000,000, and the registered capital of each Target Company as listed in Appendix I, which shall include any expanded registered capital as the result of any capital increase within the term of this Agreement.

"TRANSFERRED EQUITY" shall mean the equity of Target Company which Focus Media Technology has the right to require the Shareholders to transfer to it or its designated entity or individual when Focus Media Technology exercises its Call Option (hereinafter the "EXERCISE OF OPTION") in accordance with Article 3.2 herein, the amount of which may be all or part of the Option Equity and the details of which shall be determined by Focus Media Technology at its sole discretion in accordance with the then valid PRC Law and from its commercial consideration.

"TRANSFER PRICE" shall mean all the consideration that Focus Media Technology or its designated entity or individual is required to pay to the Shareholders in order to obtain the Transferred Equity upon each Exercise of Option. Upon each Exercise of Option of any Target Company by Focus Media Technology, all the Transfer Price that Focus Media Technology or its designated entity or individual shall pay to the Shareholders shall be calculated by multiplying the ratio of such Option Equity to the registered capital of such Target Company with the total amount of the registered capital of such Target Company. If there exists any regulatory provision with respect to Transfer Price under the then PRC Law, Focus Media Technology or its designated entity or individual shall be entitled to determine the lowest price permitted by PRC Law as the Transfer Price.

"BUSINESS PERMITS" shall mean any approvals, permits, filings, registrations etc. which Focus Media Advertisement is required to have for legally and validly operating its advertisement designing, producing, agency, publishing and all such other businesses, including but not limited to the Business License of the Corporate Legal Person, the Tax Registration Certificate, the Permit for Operating Advertising Businesses and such other relevant licenses and permits as required by the then PRC Law.

"TARGET COMPANY ASSETS" shall mean, in respect of any Target Company, all the tangible and intangible assets which such Target Company owns or has the right to use during the term of this Agreement, including but not limited to any immoveable and moveable assets, and such intellectual property rights as trademarks, copyrights, patents, proprietary know-how, domain names and software use rights.

"FOCUS MEDIA DIGITAL" shall mean Focus Media Digital Information Technology

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(Shanghai) Co., Ltd., a limited liability company duly incorporated and validly existing under PRC law, with its legal address at Room A65 Floor 28, 369 Jiangsu Road, Shanghai.

"TECHNOLOGY LICENSE AND SERVICE AGREEMENT" shall mean the Technology License and Service Agreement entered into among each Target Company and Focus Media Digital dated March 28, 2005.

"BUSINESS COOPERATION AGREEMENT" shall mean the Business Cooperation Agreement entered into among each Target Company dated March 28, 2005.

"TRADEMARK LICENSE AGREEMENT" shall mean the Trademark License Agreement entered into among each Target Company, Focus Media Technology and Focus Media Advertisement dated March 28, 2005.

"MATERIAL AGREEMENT" shall mean an agreement to which any Target Company is a party and which has a material impact on the businesses or assets of the Target Company, including but not limited to the Technology License and Service Agreement among the Target Company and Focus Media Digital, the Trademark License Agreement between the Target Company and focus Media Technology, the Business Cooperation Agreement among the Target Company and other Target Companies and other agreements regarding the Target Company's advertising business.

"LOAN AGREEMENT" shall mean to Jason Nanchun Jiang, the Loan Agreement entered into between him and Focus Media Technology dated March 28, 2005; and to Jimmy Wei Yu, the Loan Agreement entered into among him, Focus Media Technology and Focus Media Advertisement dated March 28, 2005.

1.2   The references to any PRC Law herein shall be deemed

      (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

      (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

                        ARTICLE 2 - GRANT OF CALL OPTION

      The Parties agree that the Shareholders exclusively grant Focus Media Technology hereby irrevocably and without any additional conditions with a Call Option, under which Focus Media Technology shall have the right to require the

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      Shareholders to transfer the Option Equity to Focus Media Technology or its designated entity or individual in such method as set out herein and as permitted by PRC Law. Focus Media Technology also agrees to accept such Call Option.

                    ARTICLE 3 - METHOD OF EXERCISE OF OPTION

3.1 To the extent permitted by PRC Law, Focus Media Technology shall have the sole discretion to determine the specific time, method and times of its Exercise of Option.

3.2 If the then PRC Law permits Focus Media Technology and/or other entity or individual designated by it to hold all the equity interest of Target Company, then Focus Media Technology shall have the right to elect to exercise all of its Call Option at once, where Focus Media Technology and/or other entity or individual designated by it shall accept all the Option Equity from the Shareholders at once; if the then PRC Law permits Focus Media Technology and/or other entity or individual designated by it to hold only part of the equity in Target Company, Focus Media Technology shall have the right to determine the amount of the Transferred Equity within the extent not exceeding the upper limit of shareholding ratio set out by the then PRC Law (hereinafter the "SHAREHOLDING LIMIT"), where Focus Media Technology and/or other entity or individual designated by it shall accept such amount of the Transferred Equity from the Shareholders. In the latter case, Focus Media Technology shall have the right to exercise its Call Option at multiple times in line with the gradual deregulation of PRC Law on the permitted Shareholding Limit, with a view to ultimately acquiring all the Option Equity.

3.3 At each Exercise of Option by Focus Media Technology, each of the Shareholders shall transfer their respective equity in the Target Company to Focus Media Technology and/or other entity or individual designated by it respectively in accordance with the amount required in the Exercise Notice stipulated in Article 3.5. Focus Media Technology and other entity or individual designated by it shall pay the Transfer Price to each of the Shareholders who has transferred the Transferred Equity for the Transferred Equity accepted in each Exercise of Option. Focus Media Technology shall have the right to elect to pay the purchase price by settlement of certain credits held by it or its affiliates to the shareholders.

3.4 In each Exercise of Option, Focus Media Technology may accept the Transferred Equity by itself or designate any third party to accept all or part of the Transferred Equity.

3.5 On deciding each Exercise of Option, Focus Media Technology shall issue to the Shareholders a notice for exercising the Call Option (hereinafter the "EXERCISE NOTICE", the form of which is set out as Appendix II hereto). The

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      Shareholders shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity in accordance with the Exercise Notice to Focus Media Technology and/or other entity or individual designated by Focus Media Technology in such method as described in Article 3.3 herein.

3.6 The Shareholders hereby severally undertake and guarantee that once Focus Media Technology issues the Exercise Notice in respect to the specific Transferred Equity of the Target Company held by it:

      (1) it shall immediately hold or request to hold a shareholders' meeting of the Target Company and adopt a resolution through the shareholders' meeting, and take all other necessary actions to agree to the transfer of all the Call Option to Focus Media Technology and/or other entity or individual designated by it at the Transfer Price and waive the possible preemption;

      (2) it shall immediately enter into an equity transfer agreement with Focus Media Technology and/or other entity or individual designated by it for transfer of all the Transferred Equity to Focus Media Technology and/or other entity or individual designated by it at the Transfer Price; and

      (3) it shall provide Focus Media Technology with necessary support (including providing and executing all the relevant legal documents, processing all the procedures for government approvals and registrations and bearing all the relevant obligations) in accordance with the requirements of Focus Media Technology and of the laws and regulations, in order that Focus Media Technology and/or other entity or individual designated by it may take all the Transferred Equity free from any legal defect.

3.7 At the meantime of this Agreement, the Shareholders shall respectively enter into a power of attorney (hereinafter the "POWER OF ATTORNEY", the form of which is set out as Appendix III hereto), authorizing in writing any person designated by Focus Media Technology to, on behalf of such Shareholder, to enter into any and all of the legal documents in accordance with this Agreement so as to ensure that Focus Media Technology and/or other entity or individual designated by it take all the Transferred Equity free from any legal defect. Such Power of Attorney shall be delivered for custody by Focus Media Technology and Focus Media Technology may, at any time if necessary, require the Shareholders to enter into multiple copies of the Power of Attorney respectively and deliver the same to the relevant government department.

3.8 The payments of the Transferred Price made by Focus Media Technology to the Personal Shareholders upon each Exercise of Option of a Target Company shall be first used to repay the relevant loans advanced to the Personal Shareholders

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      under the Loan Agreements.

                          ARTICLE 4 - ASSET CALL OPTION

      Focus Media Advertisement and the Personal Shareholders hereby further undertake to grant Focus Media Technology irrevocably an option to purchase assets within the term of this Agreement: to the extent not violating the mandatory requirements under PRC Law, Focus Media Advertisement will transfer all of its assets and liabilities to Focus Media Technology and/or other entity or individual designated by it at the price equivalent to the registered capital of Focus Media Advertisement (including any expanded registered capital as the result of any capital increase within the term of this Agreement.) when required by Focus Media Technology; Focus Media Technology shall also have the right to elect to purchase part of the assets/liabilities of Focus Media Advertisement, under which circumstance the Transfer Price shall be calculated on a prorata basis accordingly.

                   ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

5.1 Each of the Shareholders hereby severally represents and warrants in respect to it self and the Target Company in which he holds equity as follows:

      5.1.1 Each of the Personal Shareholders is a PRC citizen with full capacity, with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party. Each of the Personal Shareholders has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

      5.1.2 This Agreement is executed and delivered by Personal Shareholders legally and properly. This Agreement constitutes the legal and binding obligations on Personal Shareholders and is enforceable on it in accordance with its terms and conditions.

      5.1.3 The Personal Shareholders are the enrolled legal owner of the Option Equity as of the effective date of this Agreement, and except the rights created by this Agreement, the Shareholders' Voting Rights Proxy Agreement entered into by Personal Shareholders, Focus Media Technology and their respective Target Company dated March 28, 2005 (the "PROXY AGREEMENT", the Equity Pledge Agreement entered into by it, Focus Media Technology, the Target Company and Focus Media Digital dated March 28, 2005 (the "EQUITY PLEDGE AGREEMENT", there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, Focus Media

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            Technology and/or other entity or individual designated by it may, after the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

      5.1.4 Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of advertising and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

5.2 Focus Media Advertisement hereby represents and warrants in respect to it self and the Target Company in which it holds equity as follows:

      5.2.1 Focus Media Advertisement is a limited liability corporation duly registered and validly existing under PRC Law, with independent status as a legal person; Focus Media Advertisement has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

      5.2.2 Focus Media Advertisement has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

      5.2.3 This Agreement is executed and delivered by Focus Media Advertisement legally and properly. This Agreement constitutes legal and binding obligations on it.

      5.2.4 Focus Media Advertisement is the enrolled legal shareholder of the Option Equity when this Agreement comes into effect, except the rights created by this Agreement, the Proxy Agreement, the Equity Pledge Agreement, there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, Focus Media Technology and/or other entity or individual designated by it may, upon the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

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      5.2.5 Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of advertising and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

      5.2.6 The remaining shareholders of the Target Companies set out in
            Section II, Appendix I hereto have given written approvals regarding the content of this Agreement and have irrevocably undertaken, upon the Exercise of Option by Focus Media Advertisement of Option Equity in accordance with this Agreement, to respectively waive possible rights of preemption and offer necessary assistance.

5.3   Focus Media Technology hereby represents and warrants as follows:

      5.3.1 Focus Media Technology is a company with limited liability properly registered and legally existing under PRC Law, with an independent status as a legal person. Focus Media Technology has full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions.

      5.3.2 Focus Media Technology has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

                  ARTICLE 6 - UNDERTAKINGS BY THE SHAREHOLDERS

6.1 The Shareholders hereby individually undertake within the term of this Agreement that it must take all necessary measures to ensure that Target Company is able to obtain all the Business Permits necessary for its business in a timely manner and all the Business Permits remain in effect at any time.

6.2 The Shareholders hereby individually undertake within the term of this Agreement that without the prior written consent by Focus Media Technology,

      6.2.1 no Shareholders shall transfer or otherwise dispose of any Option Equity

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             or create any encumbrance or other third party rights on any Option
             Equity;

      6.2.2 it shall not increase or decrease the Target Company Registered Capital or cast affirmative vote regarding the aforesaid increase or decrease in registered capital;

      6.2.3 it shall not dispose of or cause the management of Target Company to dispose of any of the Target Company Assets (except as occurs during the arm's length operations);

      6.2.4 it shall not terminate or cause the management of Target Company to terminate any Material Agreements entered into by Target Company, or enter into any other Material Agreements in conflict with the existing Material Agreements;

      6.2.5 it shall not individually or collectively cause each Target Company to conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to and approved by Focus Media Technology in writing);

      6.2.6 it shall not appoint or cancel or replace any executive directors or members of board of directors (if any), supervisors or any other management personnel of Target Company to be appointed or dismissed by the Shareholders;

      6.2.7 it shall not announce the distribution of or in practice release any distributable profit, dividend or share profit or cast affirmative votes regarding the aforesaid distribution or release;

      6.2.8 it shall ensure that Target Company shall validly exist and prevent it from being terminated, liquidated or dissolved;

      6.2.9 it shall not amend the Articles of Association of Target Company or cast affirmative votes regarding such amendment;

      6.2.10 it shall ensure that Target Company shall not lend or borrow any money, or provide guarantee or engage in security activities in any other forms, or bear any substantial obligations other than on the arm's length basis; and

      6.2.11 If it acquires any equity interest of a new advertising company other than the Target Company within the term of this Agreement and such

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            new advertising company's business relies on the technical license and service provided by Focus Media Technology and/or Focus Media Digital, it shall grant Focus Media Technology Transferred Option in respect to the equity interest held by it in such advertising company subject to and upon the same terms and conditions of this Agreement.

6.3 The Shareholders hereby individually undertake that it must make all its efforts during the term of this Agreement to develop the business of Target Company, and ensure that the operations of Target Company are legal and in compliance with the regulations and that it shall not engage in any actions or omissions which might harm the Target Company Assets or its credit standing or affect the validity of the Business Permits of Target Company.

6.4 Without limiting the generality of Article 6.3 above, considering the fact that each Shareholder of each Target Company sets aside all the equity interest held thereby in each Target Company as security to secure the performance by each Target Company of the obligations under the Technology License and Service Agreement, the Business Cooperation Agreement and the Trademark License Agreement, the performance of such Shareholder of the obligations under the Proxy Agreement, and the performance of each Personal Shareholder of his obligations under the Loan Agreements, the Shareholder undertakes to, within the term of this Agreement, make full and due performance of any and all of the obligations on the part thereof under the Proxy Agreement and the Loan Agreement, and to procure the full and due performance of each Target Company of any and all of its obligations under the Technology License and Service Agreement, the Business Cooperation Agreement and the Trademark License Agreement, and warrants that no adverse impact on exercising the rights under this Agreement by Focus Media Technology will be incurred due to the breach by the Shareholder of the Proxy Agreement and the Loan Agreements or the breach of the Target Company of the Technology License and Service Agreement, the Business Cooperation Agreement and the Trademark License Agreement. Personal Shareholders

6.5 Focus Media Advertisement undertakes that, before its Exercise of Option and acquire all equity of Focus Media Advertisement, Focus Media Advertisement shall not do the following:

      6.5.1 Sell, transfer, mortgage or dispose by other way any assets, business, revenue or other legal rights of its own or any Target Company, or permit creating any encumbrance or other third party's interest on such assets, business, revenue or other legal rights (except as occurs during the arm's length or operations or daily operation, or as is disclosed to Focus Media Technology and approved by Focus Media Technology in writing);

      6.5.2 conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other

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            legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to Focus Media Technology and approved by Focus Media Technology in writing);

      6.5.3 release any dividend or share profit to the Personal Shareholders or cause the Target Company to do so in any form.

                           ARTICLE 7 - CONFIDENTIALITY

7.1 Notwithstanding the termination of this Agreement, the Shareholders shall be obligated to keep in confidence the following information (hereinafter collectively the "CONFIDENTIAL INFORMATION"):

      (i) information on the execution, performance and the contents of this Agreement;

      (ii) the commercial secret, proprietary information and customer information in relation to Focus Media Technology known to or received by it as the result of execution and performance of this Agreement; and

      (iii) the commercial secrets, proprietary information and customer information in relation to Target Company known to or received by it as the shareholder of Target Company.

      The Shareholders may use such Confidential Information only for the purpose of performing its obligations under this Agreement. No Shareholders shall disclose the above Confidential Information to any third parties without the written consent from Focus Media Technology, or they shall bear the default liability and indemnify the losses.

7.2 Upon termination of this Agreement, both Shareholders shall, upon demand by Focus Media Technology, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

7.3 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                          ARTICLE 8 - TERM OF AGREEMENT

8.1 This Agreement shall take effect as of the date of formal execution by the Parties. For each Shareholder, this Agreement shall terminate in respect to such Shareholder when all the Option Equity of all the Target Company held by him is legally transferred under the name of Focus Media Technology and/or other entity or individual designated by it in accordance with the provisions of this Agreement.

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8.2   After termination of this Agreement in respect to such Shareholder according to Article 8.1 above, this Agreement continues to be fully valid in respect to other Shareholders.

                               ARTICLE 9 - NOTICE

9.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                  ARTICLE 10 - LIABILITY FOR BREACH OF CONTRACT

10.1 The Parties agree and confirm that, if any party (hereinafter the "DEFAULTING PARTY") breaches substantially any of the provisions herein or omits substantially to perform any of the obligations hereunder, or fails substantially to perform any of the obligations under this Agreement, such a breach or omission shall constitute a default under this Agreement (hereinafter a "DEFAULT"), then non-defaulting Party shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of non-defaulting Party's notifying the Defaulting Party in writing and requiring it to rectify the Default, then non-defaulting Party shall have the right at its own discretion to select any of the following remedial measures:

      (1) to terminate this Agreement and require the Defaulting Party to indemnify it for all the damage; or

      (2) mandatory performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all the damage.

10.2 Without limiting the generality of Article 10.1, any breach of the Proxy Agreement, the Equity Pledge Agreement or the Loan Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; and any breach by Target Company of any provision in the Technology License and Service Agreement, the Business Cooperation Agreement or Trademark License Agreement, if attributable to the failure of any Shareholder to perform the obligations thereof under Article 6.4 hereof, shall be deemed as having constituted the breach by such Shareholder of this Agreement.

10.3 The Parties agree and confirm that in no circumstances shall the Shareholders request the termination of this Agreement for any reason, except otherwise stipulated by law or this Agreement.

10.4 Notwithstanding any other provisions herein, the validity of this Article shall stand disregarding the suspension or termination of this Agreement.

                           ARTICLE 11 - MISCELLANEOUS

11.1 This Agreement shall be prepared in the Chinese language in twenty-one () original copies, with each involved Party holding one (1) copy hereof.

11.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to PRC Law.

11.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

11.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

11.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

11.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

11.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

11.8 Upon execution, this Agreement shall substitute any other legal documents previously executed by the Parties on the same subject. As of the execution date of this Agreement, the agreements listed in Appendix IV hereto terminate.

11.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, in case the amendment or supplement to this Agreement is intended to have impact upon one of the Shareholders, such amendment or supplement requires the approval of such Shareholder only and it is not required to obtain the approval from the other ones of the Shareholders (to the extent the amendment or supplement do not have impact upon such other Shareholders).

11.10 Without prior written consent by Focus Media Technology, the Shareholders shall not transfer to any third party any of its right and/or obligation under this Agreement, Focus Media Technology shall have the right to transfer to any third party designated by it any of its right and/or obligation under this Agreement after notice to the Shareholders.

11.11 This Agreement shall be binding on the legal successors of the Parties.

11.12 Notwithstanding any provision to the contrary in this Agreement, in case of the event stipulated under Article 6.2.10, the relevant Shareholder shall, upon request by Focus Media Technology, procure that such new advertising company should be included as a Target Company defined hereunder and that the all the equity interest held by such Shareholder in such new advertising company shall become the Option Equity defined hereunder, by signing the acknowledgement letter in substantially the form attached hereto as Appendix V. Considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, the arrangement procuring that the equity interest in such new advertising company becoming the Option Equity will have no impact on the rights or obligations of the other Shareholders, the above arrangement requires written confirmation of Focus Media Technology and the relevant Shareholder only. The other Shareholders hereto hereby grant irrevocable and unconditional waiver in respect to such arrangement, and further acknowledge that the relevant Shareholder should not be obligated to obtain approval from them when he or it make the equity interest held by him or it Option Equity.

                   [The remainder of this page is left blank]

(Execution Page)

IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first here above mentioned.

JASON NANCHUN JIANG
Signature by: /s/ Jason Nanchun Jiang
              -----------------------
JIMMY WEI YU
Signature by: /s/ Jimmy Wei Yu
              -----------------

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company Chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SICHUAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHEJIANG RUIHONG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHONGQING GEYANG MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHANGSHA FOCUS MEDIA CENTURY ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Du Kang
              ------------
Name: Du Kang
Position: Authorized Representative

QINGDAO FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Zhang Junyan
              -----------------
Name: Junyan Zhang
Position: Authorized Representative

DALIAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Xie Haobo
              --------------
Name: Haobo Xie
Position: Authorized Representative

YUNNAN FOCUS MEDIA CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

WUHAN GESHI FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI QIANJIAN ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

GUANGZHOU FUKE ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHUHAI FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

NANJING FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

TIANJIN FOCUS MEDIA TONGSHENG ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

HEBEI TIANMA WEIYE ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XIAMEN FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XI'AN FOCUS MEDIA INFORMATION COMMUNICATION CO., LTD.
(Company chop)

Signature by: /s/ Junrong Zhang
              ------------------

Name: Junrong Zhang
Position: Authorized Representative

APPENDIX I:

 SECTION I-BASIC INFORMATION OF THE TARGET COMPANIES HELD JOINTLY BY JIMMY WEI
                        YU AND FOCUS MEDIA ADVERTISEMENT

                                              Registered           Registered          Legal                     Equity
            Company Name                        Address             Capital       Representative               Structure
-------------------------------------  -------------------------  ------------  -------------------  ------------------------------
Qingdao Focus Advertising Agency Co.,  Room 5 Floor 12 No. 37,    RMB500,000    Junyan Zhang         Jimmy Wei Yu: 10%
Ltd.                                   Donghai Road South                                            Focus Media Advertisement: 90%
                                       District

Changsha Focus Media Century           No. 692 Middle Furong      RMB500,000    Kang Du              Jimmy Wei Yu: 10%
Advertising Co., Ltd.                  Road, Changsha                                                Focus Media Advertisement: 90%

Dalian Focus Media Advertising Agency  No. 45 Shanghai Road,      RMB500,000    Haobo Xie            Jimmy Wei Yu: 10%
Co., Ltd.                              Zhongshan District Dalian                                     Focus Media Advertisement: 90%

Guangzhou Fuke Advertising Co., Ltd.   Room 01 Floor 29 Youyage   RMB1,000,000  Jason Nanchun Jiang  Jimmy Wei Yu: 10%
                                       Tianyu Gardern No. 158                                        Focus Media Advertisement: 90%
                                       Middle Linhe Road,
                                       Guangzhou

Zhuhai Focus Media Culture             Room 801 Floor 8 Post      RMB500,000    Jason Nanchun Jiang  Jimmy Wei Yu: 10%
Communication Co., Ltd.                Tower No. 1072 Xiangzhou                                      Focus Media Advertisement: 90%
                                       Fenghuang Road, Zhuhai

Shanghai Focus                         Room A65                   RMB1,000,000  Jason Nanchun Jiang  Jimmy Wei Yu: 10%
Media Advertising                      Floor 28 No. 369                                              Focus Media
Agency Co., Ltd.                       Jiangsu Road Shanghai                                         Advertisement: 90%
                                       Municipality

Shanghai Qianjian Advertising          Room 820 No. 706 Huashan   RMB2,000,000  Jason Nanchun Jiang  Jimmy Wei Yu: 10%
Co. Ltd.                               Road Gaoqiao Town Pudong                                      Focus Media Advertisement: 90%
                                       New Area, Shanghai
                                       Municipality

   SECTION II-BASIC INFORMATION OF OTHER TARGET COMPANIES HELD BY FOCUS MEDIA
                                 ADVERTISEMENT

           Company Name                    Registered Address        Registered Capital Legal Representative  Equity Structure
           ------------                    ------------------        ------------------ --------------------  ----------------
Yunnan Focus Media Co., Ltd.         Room 01 Floor 20 Building       RMB1,000,000       Jason Nanchun Jiang   Hujun: 10.5%
                                     SOHOB Yinhai International                                               Focus Media
                                     Flat, Kunming                                                            Advertisement: 90%

Nanjing Focus Media Advertising      Room 2317 Keyuan Hotel Nanjing  RMB500,000         Jason Nanchun Jiang   Biao Wang: 10.5%
Agency Co., Ltd.                     High-tech Development Zone                                               Focus Media
                                                                                                              Advertisement: 90%

Wuhan Geshi Focus Media Advertising  Room 1602 Wuhan Plaza No. 358   RMB2,000,00        Jason Nanchun Jiang   Junxun Zhang: 17.5%
Co., Ltd.                            Jiefang Avenue, Wuhan                                                    Guanghua Zhou: 3.75%
                                                                                                              Jianfeng Yang: 3.75%
                                                                                                              Focus Media
                                                                                                              Advertisement: 75%

Sichuan Focus Media Advertising      1-1-6-603 No. 151 North Kehua   RMB1,000,000       Jason Nanchun Jiang   Xiaomei Song: 10%
Agency Co., Ltd.                     Road Wuhou District Chengdu                                              Focus Media
                                                                                                              Advertisement: 90%

Tianjin Focus Media Tongshen         Room 6-4-301 Xinda Gardern      RMB500,000         Jason Nanchun Jiang   Tong Shi: 20%
Advertisement Co., Ltd.              Baiti Road Nankai District                                               Focus Media
                                     Tianjin                                                                  Advertisement: 80%

Chongqin Geyang Focus Media Culture  25-3-4 Building A               RMB1,000,000       Jason Nanchun Jiang   Hongmei Li: 14%
Communications Co., Ltd.             Shidaihaoyuan No. 3 Qingnian                                             Zonghao Li: 13%
                                     Road Yuzhong District                                                    Xiaoli Wei: 13%

                                                                                                              Focus Media
                                                                                                              Advertisement: 60%

Zhejiang Ruihong Focus Media Culture Room 909 Building C             RMB4,000,000       Jason Nanchun Jiang   Xiaohong Geng: 20%
Communications Co., Ltd.             Huanglongshiji Plaza No. 1                                               Focus Media
                                     Hangda Road, Hangzhou                                                    Advertisement: 80%

Hebei Tianma Weiye Advertising Co.,  Room 1708 Taihe Tower No. 19    RMB1,000,000       Jason Nanchun Jiang   Focus Media
Ltd.                                 Shibeixiao Street, Shijiazhuang                                          Advertising: 10%
                                                                                                              Focus Media
                                                                                                              Advertisement: 90%

Xiamen Focus Media Advertising Co.,  Room 13D Guomao Tower South     RMB1,200,000       Jason Nanchun Jiang   Focus Media
Ltd.                                 Hubin Road                                                               Advertising: 10%
                                                                                                              Focus Media
                                                                                                              Advertisement: 90%

Xi'an Focus Media Culture            Roon 1810 No. 42 Gaoxin Road    RMB1,000,000       Junrong Zhang         Focus Media
Communication Co., Ltd.              Gaoxin District, Xi'an                                                   Advertisement: 90%
                                                                                                              Junrong Zhang: 10%

APPENDIX II:

                      FORMAT OF THE OPTION EXERCISE NOTICE

To: [Name of the Shareholder(s)]

As our company and you/your company and other relevant parties signed an Call Option Agreement as of [date] (hereinafter the "OPTION AGREEMENT"), and reached an agreement that you/your company shall transfer the equity you/your company hold in [name of the Target Company](hereinafter the "TARGET COMPANY") to our company or any third parties designated by our company on demand of our company to the extent as permitted by PRC Law and regulations,

Therefore, our company hereby gives this Notice to you/your as follows:

Our company hereby requires to exercise the Call Option under the Option Agreement and [our company]/[name of company/individual] designated by our company shall accept the equity you/your company hold accounting for ______% of [name of the Target Company] Registered Capital (hereinafter the "PROPOSED ACCEPTED EQUITY"). You/Your company is required to forthwith transfer all the Proposed Accepted Equity to [our company]/[name of designated company/individual] upon receipt of this Notice in accordance with the agreed terms in the Option Agreement.

Best regards,

                                     FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
                                                                          (Chop)
                                         Authorized Representative: ____________
                                                              Date: ____________

APPENDIX III:

                          FORM OF THE POWER OF ATTORNEY

I/The company, __________________, hereby irrevocably entrust __________________
[with his/her identity card number of __________________], as the authorized representative of me/the company, to sign the Equity Transfer Agreement and other relevant legal documents between me and ______________ regarding the Equity Transfer of [name of the Target Company]

                                                      Signature: _______________
                                                      Date: ___________________

APPENDIX IV:

                  LIST OF PRIOR EXECUTED CALL OPTION AGREEMENTS

           Parties Involved          Execution Date                Target Company
     ---------------------------   ------------------  ---------------------------------------
1    (1) Jason Nanchun Jiang,      April 26, 2004
         Yuanzhe Fu, Yiqing Hou,
         Jimmy Wei Yu                                  Shanghai Focus Media Advertisement Co.,
     (2) Focus Media Technology                        Ltd.
         (Shanghai) Co., Ltd.

2    (1) Jason Nanchun Jiang       Novernver 3, 2004   Chongqing Geyang Focus Media Culture
     (2) Focus Media Technology                        Communiacations Co., Ltd.
         (Shanghai) Co., Ltd.

3    (1) Jason Nanchun Jiang       Novernver 3, 2004   Zhejiang Ruihong Focus Media Culture
     (2) Focus Media Technology                        Communications Co., Ltd.
         (Shanghai) Co., Ltd.

4    (1) Jimmy Wei Yu              September 29, 2004  Dalian Focus Media Advertising Agency
     (2) Focus Media Technology                        Co., Ltd.
         (Shanghai) Co., Ltd.

5    (1) Jimmy Wei Yu              September 30, 2004  Qingdao Focus Media Advertising Agency
     (2) Focus Media Technology                        Co., Ltd.
         (Shanghai) Co., Ltd.

6    (1)  Jimmy Wei Yu             October 20, 2004    Changsha Focus Media Century
     (2)  Focus Media Technology                       Advertising Co., Ltd.
         (Shanghai) Co., Ltd.

7    (1) Jimmy Wei Yu              Novermber 3, 2004   Shanghai Qianjian Advertising Co., Ltd.
     (2) Focus Media Technology
         (Shanghai) Co., Ltd.

APPENDIX V:

                             ACKNOWLEDGEMENT LETTER

I[name] (ID Card number:______)/This company (registered address ), as an independent party, hereby agree to grant Focus Media Technology (Shanghai) Co., Ltd.(hereinafter the "FOCUS MEDIA TECHNOLOGY ") with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to [ ]% of the equity share of [ ] (hereinafter the "NEW TARGET COMPANY") held by me/this company. Once this Acknowledgement Letter is executed by me/this company, the New Target Company and the newly increase equity share begin to be the "Target Company" and "Option Equity" defined under the Call Option Agreement (hereinafter the "CALL OPTION AGREEMENT") entered into between me/this company, Focus Media Technology and other relevant parties dated March 28, 2005; and I/this company immediately make the same representations and warranties in respect to the New Target Company and relevant equity Call Option as I/this company made under the Call Option Agreement in respect to the defined Target Company and Call Option.

[NAME OF THE SHAREHOLDER/NAME OF THE COMPANY]

Signature:_________
[(chop)
Name
Position: Authorized Representative]

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.

(chop)
Signature:_________
Name
Position: Authorized Representative